SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) DECEMBER 19, 2002

                                  I-TRACK, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                       333-49388              91-1966948
(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)


          3031 COMMERCE DRIVE, BUILDING B, FORT GRATIOT, MICHIGAN 48058
            (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code: (810)469-3500

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)












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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective December 19, 2002, Edwards, Melton, Ellis, Koshiw & Company, P.C. ("Edwards") resigned as the Company's independent accountant. Edwards has informed the Company that it is no longer going to be conducting audits of public companies.

         During the two most recent fiscal years and the subsequent interim period, neither the Company nor anyone on its behalf consulted any other accountant regarding any of the matters identified in Item 304(a)(2) of Regulation S-B.

         Edwards audited our financial statements for the year ended December 31, 2001. Edwards' report for such periods did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles except for the Company's ability to collect on $1,289,761 of loans receivable shown on the Company's balance sheet at December 31, 2001 and the Company's ability to continue as a going concern.

         During the two most recent fiscal years and the subsequent interim period ending December 19, 2002, there were no disagreements with Edwards on any matter of accounting principles or practices, financial statements disclosure, or auditing scope procedure, which disagreements, if not resolved to the satisfaction of Edwards, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on our financial statements. In addition, there were no such events as described under
         Item 304 of Regulation S-B during the Company's two most recent fiscal years and the subsequent interim period ending December 19, 2002.

         A letter from Edwards regarding this disclosure is filed as an exhibit to this current report.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not Applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable

         (b)      Pro forma financial information: Not applicable.

         (c) Exhibits: 16.1 Letter from Edwards, Melton, Ellis, Koshiw & Company, P.C. dated January 20, 2003.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    I-TRACK, INC.



Date: January 20, 2003              By:  /s/ PETER FISHER
     -------------------               -----------------------------------------
                                            Peter Fisher, Chairman


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